UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 20, 2007 (March 14, 2007)
Encysive Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-20117 (Commission File Number)	13-3532643 (IRS Employer Identification No.)

4848 Loop Central Drive, Suite 700, Houston, Texas (Address of principal executive offices)	77081 (Zip Code)
Registrant’s telephone number, including area code: 713-796-8822
Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
Forms of Incentive Stock Option Award Agreement
Forms of Nonqualified Stock Option Award Agreement
Form of Restricted Stock Awards for Employees With Termination Agreement
Form of Restricted Stock Awards for Employees Without Termination Agreement

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 14, 2007, the Compensation and Corporate Governance Committee of Encysive Pharmaceuticals Inc.’s Board of Directors (the “Committee”) awarded annual incentive awards to executive officers and all other employees in accordance with the provisions of our compensation plan (the “Compensation Plan”). The Committee reviewed the performance of the Company for 2006 to determine the corporate performance rating under the Compensation Plan. The Committee also reviewed the performance of each officer other than the President and Chief Executive Officer against pre-established individual performance objectives. Based on the extent of achievement of those individual performance objectives, the Committee (or the Board of Directors in the case of our President and Chief Executive Officer) awarded the incentive awards to the officers named below in the amounts recited:

	No. of Shares of	No. of	Exercise
	Restricted Stock	Options	Price
Name	(#)	(#)	($/sh)

Bruce D. Given, M.D., President and Chief Executive Officer	31,303	47,349	2.995

Gordon H. Busenbark, Chief Financial Officer	33,389	50,506	2.995

George W. Cole, Chief Operating Officer	39,066	59,091	2.995

Richard A.F. Dixon, Ph.D., Chief Scientific Officer	43,573	65,910	2.995

D. Jeffrey Keyser, Vice President of Regulatory Affairs	13,523	20,455	2.995
All of the shares of restricted stock were granted under the previously approved Amended and Restated 1999 Stock Incentive Plan. All of the terms and provisions applicable to the restricted stock awards are as provided in the Amended and Restated 1999 Stock Incentive Plan and as are contained in the forms of restricted stock award agreements previously filed in our Current Report on Form 8-K filed December 12, 2005 as Exhibit 10.2 (for Employees with Termination Agreements) and Exhibit 10.3 (for Employees without Termination Agreement).
Because there were insufficient shares remaining in the Amended and Restated 1999 Stock Incentive Plan, all of the options awards were granted under the new 2007 Incentive Plan. The 2007 Incentive Plan was approved by the Board of Directors on March 9, 2007 and permits the grant of incentive awards covering up to 2,600,000 shares. The 2007 Incentive Plan will be presented to the stockholders for adoption at the upcoming 2007 annual meeting. All incentive awards made under the 2007 Incentive Plan prior to the 2007 annual meeting are expressly subject to stockholder approval of the 2007 Incentive Plan. The terms and provisions applicable to the option awards are as provided in the 2007 Incentive Plan and the forms of incentive stock option award agreement and nonqualified stock option award agreement.
All restrictions on these grants of restricted stock lapse, and these option awards vest, in two equal amounts on November 30, 2008 and November 30, 2009. Copies of the forms of incentive stock option awards agreement, nonqualified stock option agreement, restricted stock awards for employees with a termination agreement and restricted stock awards for employees without a termination agreement are attached as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

10.1	Forms of Incentive Stock Option Award Agreement
10.2	Forms of Nonqualified Stock Option Award Agreement
10.3	Form of Restricted Stock Awards for Employees With a Termination Agreement
10.4	Form of Restricted Stock Awards for Employees Without a Termination Agreement
[SIGNATURE PAGE FOLLOWS]

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCYSIVE PHARMACEUTICALS INC. (Registrant)
Date: March 20, 2007	/s/ Paul S. Manierre
Paul S. Manierre,
Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit	Description of Exhibit

10.1	Forms of Incentive Stock Option Award Agreement
10.2	Forms of Nonqualified Stock Option Award Agreement
10.3	Form of Restricted Stock Awards for Employees With a Termination Agreement
10.4	Form of Restricted Stock Awards for Employees Without a Termination Agreement